                                                                      Exhibit 5

                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated as of July 17, 2000 by and between AMERICAN RISK MANAGEMENT GROUP, INC. a company incorporated under the laws of Florida, having an office and address at 1900 Corporate Boulevard, Suite 400, Boca Raton, Florida 33431 ("COMPANY"), RONALD WILHEIM ("RW")and STEVEN ROSEDALE ("SR")and the PURCHASERS set forth on Schedule I annexed hereto ("PURCHASERS") .

                               W I T N E S S E T H

         WHEREAS, the Company desires to sell to Purchasers 5,000,000 shares of the Company's common stock ("SHARES"), on the terms and conditions set forth in this Stock Purchase Agreement ("AGREEMENT");

         WHEREAS, RW is the Chief Executive Officer of the Company and SR is the Chairman of the Board of the Company and RW and SR collectively control 200,000 shares of common stock of the Company and will derive significant benefit and consideration from the transactions contemplated by this Agreement; and

         WHEREAS, Purchasers desire to buy the Shares on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

         1.1 SALE OF THE SHARES. Upon the execution of this Agreement, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, the Company shall deliver the Shares to Purchasers, and Purchasers shall purchase the Shares from the Company at a purchase price per share of $.83.

         1.2 INSTRUMENTS OF CONVEYANCE AND TRANSFER. At the Closing, the Company shall deliver a certificate or certificates representing the Shares to Purchasers, in form and substance satisfactory to Purchaser ("CERTIFICATES"), as shall be effective to vest in Purchasers all right, title and interest in and to all of the Shares.

         1.3 CONSIDERATION AND PAYMENT FOR THE SHARES. In consideration for the Shares, Purchasers shall pay to the Company the aggregate purchase price of $4,150,000 ("PURCHASE PRICE") which shall be wired into the trust account of Purchasers' counsel. The Purchase Price shall be payable only upon Closing (as set forth in Article 7 hereof) by the Purchasers and in the amounts and denominations and on the dates set forth on SCHEDULE I annexed to this Agreement. No Shares shall be delivered under the terms of this Agreement to any Purchaser unless that portion of the entire Purchase Price as ascribed to such Purchaser on Schedule I has been deposited with Purchaser's counsel. If the entire amount of the Purchase Price for any purchaser has not been deposited with any such Purchaser's account prior to the Closing, as set forth on Schedule I, then any amount deposited shall be returned to such Purchaser and neither the Purchaser nor the Company shall have any further obligations each to the other under this Agreement.


                                    ARTICLE 2
                  RESIGNATION OF THE OF DIRECTORS AND OFFICERS

             2.1 Prior to the Closing, the Company will cause each person who is a director or officer of the Company, as set forth in SCHEDULE 2.1, to submit his or her written resignation as director or officer of the Company which will be effective immediately and the Company will take all steps required to appoint nominees of Purchaser as directors and officers of the Company.


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser the following:

         3.1 DUE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Florida (as evidenced by the certificate of good standing attached hereto as SCHEDULE 3.1), with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Except as set forth on SCHEDULE 3.1.1, the Company has no Subsidiaries. The Company is not qualified to conduct business as a foreign corporation in any jurisdiction and does not believe that such qualification is necessary. All actions taken by the incorporators, directors and shareholders of the Company have been valid and in accordance with the laws of the State of Florida.

         3.2 (a) COMPANY AUTHORITY. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to effect the transfer of the Shares in accordance with the terms hereof.

                  (b) DUE AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement has been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its shareholders is required, as is evidenced by the resolutions of the Company's Board of Directors annexed hereto as SCHEDULE 3.2(B).

                  (c) VALID EXECUTION. This Agreement has been duly executed and delivered by the Company.

                  (d) BINDING AGREEMENT. This Agreement constitutes, and upon execution and delivery thereof by the Company, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (e) NO VIOLATION OF CORPORATE DOCUMENTS OR AGREEMENTS. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder will not cause, constitute, or conflict with or result in (i) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Company or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto by required,
(ii) an event that would cause the Company to be liable to any party, or (iii) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of the Company or on the securities of the Company to be acquired by the Buyer.

         3.3. AUTHORIZED CAPITAL; NO PREEMPTIVE RIGHTS; NO LIENS; ANTI-DILUTION. As of the date hereof, the authorized capital of the Company is 50,000,000 shares of common stock with a par value of $0.01 per share and 5,000,000 shares of preferred stock with a par value of $.001 per share. The issued and outstanding capital stock of the Company is 269,526 shares of common stock, no shares of preferred stock and no other shares of capital stock of the Company will be issued or outstanding as of the date of Closing. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof and at Closing,(i) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company except as set forth on SCHEDULE 3.3, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company's articles of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct copies of the Company's articles of incorporation and by-laws.

         3.4 SELLER'S TITLE TO SHARES; NO LIENS OR PREEMPTIVE RIGHTS; VALID ISSUANCE. The Company has and at the Closing will have full and valid title and control of the Shares; there will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Purchasers; and on delivery to the Purchasers of the Shares, all of the Shares will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders of the Company; such Shares will be legally and validly issued in material compliance with all applicable U.S. federal and state securities laws, and will be fully paid and non-assessable shares of the Company's common stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company. At the Closing, Seller shall deliver to the Purchasers certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

         3.5 NO GOVERNMENTAL ACTION REQUIRED. The execution and delivery by the Company of this Agreement does not and will not, the sale by the Company of the Shares does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official, including but not limited to the Securities and

Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"), except such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing.

         3.6 COMPLIANCE WITH APPLICABLE LAW AND CORPORATE DOCUMENTS. The execution and delivery by the Company of this Agreement does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company's articles of incorporation or bylaws, (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any lien on any asset of the Company. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

         3.7 SEC REPRESENTATIONS. Since December 31, 1998 through the date hereof, the Company has timely filed all forms, reports and documents with the Commission required to be filed by it (all of the foregoing filed prior to the date hereof, including but not limited to any filings required in connection with or pursuant to Regulation D, Sections 504, 505, and 506, as applicable, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being referred to herein collectively as the "SEC Reports"). The Company has delivered to Purchasers true and complete copies of the SEC Reports. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         3.8 FINANCIAL STATEMENTS. (a) The Purchasers have received a copy of the audited financial statements of the Company as of June 30, 1998 and June 30, 1999, and the related statements of income and retained earnings for the period then ended. ("AUDITED FINANCIAL STATEMENTS"). The Audited Financial Statements were prepared in accordance with generally accepted accounting principles consistently followed by the Company throughout the periods indicated. The Purchasers have received a copy of the unaudited financial statements of the Company for each quarter of the fiscal years 1998 and 1999 and the first quarter of the year 2000, and the related statements of income and retained earnings for the period then ended ("UNAUDITED FINANCIAL STATEMENTS"). The Unaudited Financial Statements have been prepared by management, and fairly present the financial position of the Company as of the date of the financial statements, subject to changes required by the auditors which might be shown on the Company's audited financial statements for the periods ended June 30, 1998 and June 30, 1999. The Unaudited Financial Statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature. The Company shall provide to Purchasers audited financial statements for the period ended June 30, 2000, prepared by an SEC recognized auditor, within 90 days of the Closing.

                  (b) Since June 30, 1999 ("BALANCE SHEET DATE"), there has been
(x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, except in the ordinary course of business or except as disclosed in the Unaudited Financial Statements and the SEC Reports relating to such period; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

                  (c) There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the Balance Sheet Date except as disclosed in the Unaudited Financial Statements and the SEC Reports relating to such period.

          3.9 NO LITIGATION. The Company is not (and has not been) a party to any claim, suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the Company, there is no basis for any such action or proceeding and no such claim, action or proceeding is threatened against the Company and the Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

         3.10 NO TAXES. The Company is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company have been paid by the Company. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP.

         3.11 (a) The Company is not currently carrying on any business and is not a party to any contract, agreement, lease or order which would subject it to any performance or business obligations or restrictions in the future after the closing of this Agreement.

                  (b) The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

                  (c) The Company has no shareholder contracts or agreements.

                  (d) The Company has no insurance, stock option plans or employee benefit plans whatsoever.

                  (e) The Company is not in default under any contract, or any other document.

                  (f) The Company has no written or oral contracts with any third party.

                  (g) The Company has no outstanding powers of attorney and no obligations concerning the performance of the Company concerning this Agreement.

                  (h) The Company does not have a direct or indirect Investment ("INVESTMENT") means any investment, whether by means of share purchase, partnership interest, capital contribution, loan, time deposit or otherwise) in any Person ("PERSON" means individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind) and the Company is not a party to any partnership, management, shareholders' or joint venture or similar agreement.

                  (i)(A) The Company has all material Permits ("Permits" means all licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties of, and to carry on the business of the Company); (B) all such Permits are in full force and effect, and the Company has fulfilled and performed all material obligations with respect to such Permits; (C) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (D) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

                  (j) The Company does not have and will not have any assets at the time of Closing other than cash. The Company does not own any real estate or any interests in real estate. The Company does not own any patents, copyrights, or trademarks. The Company does not license the intellectual property of others nor owe fees or royalties on the same.

                  (k) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case (x) in violation of any law, rule or regulation or (y) of a character required to be disclosed by the Company in any of the SEC Reports.

                  (l) There are no outstanding judgments or UCC financing instruments or UCC Securities Interests filed against the Company or any of its properties.

                  (m) The Company has no debt, loan, or obligations of any kind, to any of its directors officers, shareholders, or employees, which will not be satisfied at or prior to the Closing.

         3.12 NOT AN "INVESTMENT COMPANY", NOT A REPORTING COMPANY The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to the reporting requirements of section 13 or 15(d) of the Exchange Act.

         3.13 NOT A "BLIND POOL" The Company is not a " blind pool" as that term is generally interpreted, or a "blank check company" as that term is defined in Rule 419 of the Securities and Exchange Act of 1933.

         3.14 NOT A "CONTROL SHARE ACQUISITION" The acquisition of the Shares by Purchaser from the Company is not and will not be a "control share acquisition" as defined in Section 607.0902, Title XXXVI of the Florida Business Corporations Act ("FBCA"), and none of the provisions of Chapter 607 of the Act apply to the transactions contemplated herein.

         3.15 NO SHAREHOLDER APPROVAL REQUIRED. The acquisition of the Shares by Purchaser from the Company does not require the approval of the shareholders of the Company under the FBCA, the Company's articles of incorporation or bylaws, or any other requirement of law or, if shareholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of the Company's articles of incorporation and by-laws and the FBCA.

         3.16 NO DISSENTERS' RIGHTS. The acquisition of the Shares by Purchaser from the Company will not will not give rise to any dissenting shareholders' rights under Sections 607.0902 or 607.1302 of the FBCA, the Company's articles of incorporation or bylaws, or otherwise.

         3.17 NO LIABILITIES. Except as set forth on SCHEDULE 3.17, there are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise and, to the best knowledge of the Company, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

         3.18 NOT SUBJECT TO VOTING TRUST. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares. The Company is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued pursuant to this Agreement. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the transfer of the Shares to Purchasers, impair, restrict or delay any voting rights with respect to the Shares.

         3.19 OTC LISTING. The Company is currently listed on the OTC Electronic Bulletin Board with the following trading symbol: "ARMC". The Company is not in default with respect to any listing requirements of the NASD.

         3.20 PRIOR OFFERINGS. All issuances by the Company of shares of common stock in past transactions have been legally and validly effected, and all of such shares of common stock are fully paid and non-assessable. To the date of this Agreement, the Company has offered its shares for sale only as shown on
SCHEDULE 3.20 annexed hereto. All of the offerings listed on Schedule 3.20 were conducted in material compliance with the requirements of Regulation D, Rules 504 and 506, as applicable, in full compliance with the requirements of the Securities Exchange Acts of 1933 and 1934, as applicable, and in full compliance with and according to the requirements of the FBCA and the Company's articles of incorporation and bylaws. The Company has provided to Purchasers copies of all documents prepared and filed in connection with any such offerings. All investors in all prior offerings were "accredited" investors as that term is defined in Rule 501 of Regulation D.

         3.21 COMPLIANCE WITH LAW. To the best of its knowledge, the Company has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

         3.22 CORPORATE DOCUMENTS EFFECTIVE. The articles of incorporation, as amended, annexed hereto as SCHEDULE 3.22, are, or will at Closing be, in full force and effect and all actions of the Board of Directors or shareholders required to accomplish same have, or will at Closing have been, taken.

         3.23 DUE DILIGENCE MATERIALS. The information heretofore furnished by the Company to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Purchasers will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         3.24 NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its actual knowledge, any other person acting on behalf of the Company, in connection with the offer and sale of the Shares. Neither the Company, nor, to its knowledge, any person acting on behalf of the Company, has, either directly or indirectly, sold or offered for sale to any person (other than the Purchasers) any of the Shares, and the Company represents that neither itself nor any person authorized to act on its behalf (except that the Company makes no representation as to the Purchasers) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of
Section 5 of the Securities Exchange Act of 1934 or any other provision of law.

         3.25 TRUE REPRESENTATIONS. The information heretofore furnished by the Company to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         3.26 S URVIVAL. The representations and warranties herein by the Company will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing Time and will, except, as otherwise provided herein, survive the Closing for a period of one (1) year.


                                    ARTICLE 4
                                    COVENANTS

         From the date of this Agreement to Closing, the Company covenants as follows:

         4.1 The Company will preserve intact the current status of the Company and the trading capacity of the Company as a NASD Bulletin Board company.

         4.2 The Company will furnish Purchasers with whatever corporate records and documents are available, such as Articles of Incorporation and Bylaws.

         4.3 The Company will not enter into any contract, written or oral, or business transaction, merger or business combination, or incur any debts, loan, or obligations without the express written consent of Purchasers or enter into any agreements with its officers, directors, or shareholders.

         4.4 The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares in the common stock of the Company without the express written consent of Purchasers.

         4.5 The Company will not issue any stock options, warrants or other rights or interests in the Shares or to its shares of common stock.

         4.6 The Company will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

         4.7 The Company will not declare any dividend in cash or stock, or any other benefit to its shareholders.

         4.8 The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

         4.9 The Company will obtain and submit to the Purchaser resignations of current officers and directors.

         4.10 The Company will arrange for the Company's current bank account to be closed, all funds transferred into trust, and the delivery of all bank account statements and records pertaining to this account.


                                    ARTICLE 5
                                 INDEMNIFICATION

         5.1 RW and SR hereby agree to, indemnify and hold harmless the Purchasers and the Company (which includes, for purposes of this Article, Purchasers' and the Company's officers and directors, and shareholders but not including RW as an indemnitee so long as RW continues in office as the Chief Executive Officer or a board member of the Company) against any Losses, joint or several, to which Purchaser may become subject under the Exchange Act, any state or federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and RW and SR will in addition reimburse Purchasers and the Company for any legal or any other expenses reasonably incurred by Purchasers in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Purchasers and shall survive the Closing for a period of two (2) years. As used herein, "LOSSES" means any loss, claim, demand, damage, award, liabilities, suits, penalties, forfeitures, cost or expense (including, without limitation, reasonable attorneys', consultant and other professional fees and disbursements of every kind, nature and description). The indemnification obligations under this Section 5.1 shall be limited as follows: $250,000 in cash, and any Losses above $250,000 shall be paid or satisfied either (i) in cash or (ii) regardless of the amount of the indemnification sought over $250,000, by surrendering all common and preferred shares of the Company held by RW and SR to the Company, for the benefit of the Company and the Purchasers pursuant to this Section 5.1

                                    ARTICLE 6
                        CLOSING AND DELIVERY OF DOCUMENTS

         6.1 CLOSING. The initial closing shall be held on July 17, 2000 for those Purchasers set forth on Schedule I having a July 17,2000 closing ("Initial Closing"). Subsequent closings shall be held on August 17, 2000 and September 17, 2000 ("Subsequent Closings").

                  (a) The Initial Closing shall occur as a single integrated transaction, as follows:

                  (i) DELIVERY BY THE COMPANY

                  (A) The Company shall deliver to the Initial Closing Purchasers such instruments, documents and certificates as are required to be delivered by the Company or its representatives pursuant to the provisions of this Agreement.

                  (B) The Company shall deliver the Certificates made and registered in the name of each Initial Closing Purchaser as set forth on
Schedule I.

                  (C) The Company shall deliver the resignations of the officers of the Company and the members of the Board of Directors required by Section 2.1.

                  (D) The Company shall deliver an opinion of counsel substantially in the form annexed hereto as EXHIBIT A.

                  (ii)     DELIVERY BY INITIAL CLOSING PURCHASERS

                  (A) The Initial Closing Purchasers shall pay the Purchase Price to the Company as provided in this Agreement.

                  (B) The Initial Closing Purchasers shall deliver, or cause to be delivered, to the Company such instruments, documents and certificates as are required to be delivered by the Initial Closing Purchasers or their representatives pursuant to the provisions of this Agreement.

                  (b) At each Subsequent Closing the following will occur:

                  (i) DELIVERY BY THE COMPANY

                  (A) The Company shall deliver to the Subsequent Closing Purchasers such instruments, documents and certificates as are required to be delivered by the Company or its representatives pursuant to the provisions of this Agreement.

                  (B) The Company shall deliver the Certificates made and registered in the name of each Subsequent Closing Purchaser as set forth on
Schedule I.

                  (ii) DELIVERY BY THE SUBSEQUENT CLOSING PURCHASERS

                  (A) The Subsequent Closing Purchasers shall pay the Purchase Price to the Company as provided in this Agreement.

                  (B) The Subsequent Closing Purchasers shall deliver, or cause to be delivered, to Seller such instruments, documents and certificates as are required to be delivered by the Purchaser or their representatives pursuant to the provisions of this Agreement.


                                    ARTICLE 7
                        TERMINATION, AMENDMENT AND WAIVER

         7.1 MUTUAL CONSENT. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to delivery of the Initial Purchase Price solely by the mutual consent of all of the parties.

         7.2 WAIVER. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

         7.3 TERMINATION BY PURCHASERS. Notwithstanding anything to the contrary herein, Purchasers shall have the right, in their sole and absolute discretion, at any time prior to its payment of the Initial Purchase Price, to terminate this Agreement, in which event, this Agreement shall be terminated and no party shall have any further obligation to any other party.


                                    ARTICLE 8
                               RESTRICTIVE LEGENDS

         8.1 RESTRICTIONS ON TRANSFER. From and after their respective dates of issuance, none of the Shares shall be transferable except upon the conditions specified in this Article 9, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Shares or any interest therein. The Purchaser will use its best efforts to cause any proposed transferee of any Shares held by it to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this
Article 8.

          8.2. RESTRICTIVE LEGENDS. Each certificate for Shares issued to a Purchaser or to a subsequent transferee shall include a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE

         "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT.

         8.3. NOTICE OF PROPOSED TRANSFERS. Prior to any proposed transfer or sale of the Shares (other than a transfer or sale (i) registered or exempt from registration under the Securities Act, (ii) to an affiliate of a Purchaser which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement, or (iii) to be made in reliance on Rule 144 under the Securities Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such transferor sale, setting forth the manner and circumstances of the proposed transfer or sale, which shall be accompanied by (A) an opinion of counsel reasonably acceptable to the Company, confirming that such transfer or sale does not give rise to a violation of the Securities Act, (B) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and
(C) letters in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement. Such proposed transfer or sale may be effected only if the Company shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Securities shall be entitled to transfer or sale such Securities in accordance with the terms of the notice delivered by the holder to the Company.


                                    ARTICLE 9
                                  MISCELLANEOUS

         9.1 ENTIRE AGREEMENT This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

         9.2 NOTICES All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

IF TO THE COMPANY:                  American Risk Management Group, Inc.
                                    4700 Ashwood Drive
                                    Suite 300
                                    Cincinnati, Ohio 45241
                                    Facsimile: (513)

IF TO RW AND SR:                    Mr. Ronald Wilheim
                                    Mr. Steven Rosedale
                                    4700 Ashwood Drive
                                    Suite 300
                                    Cincinnati, Ohio 45241
                                    Facsimile: (513)

WITH A COPY TO:                     Michael D. Karsch, Esq.
                                    902 Clint Moore Road, Suite 114
                                    Boca Raton, Florida 33487
                                    Facsimile: (561) 864-6022

IF TO PURCHASERS:                   To the addresses set forth on Schedule I

WITH A COPY TO:                     Edward H. Burnbaum, Esq.
                                    Novack Burnbaum Crystal LLP
                                    300 East 42nd Street
                                    New York, New York 10017
                                    Facsimile: (212) 986-2907

         9.3 GOVERNING LAW. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of New York (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the County of New York, with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in
Section 9.3, together with a copy to be delivered to such party's attorneys via telecopier (if provided in Section 9.3). Such service shall be deemed to be completed when mailed and sent and received by telecopier. The parties hereto each waive any objection based on FORUM NON CONVENIENS. Nothing in this paragraph shall affect the right of the parties to serve legal process in any other manner permitted by law.

         9.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.5 TAXES Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

         9.6 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, cancelled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         9.7 BINDING EFFECT; NO ASSIGNMENT, NO THIRD-PARTY RIGHTS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

         9.8 FURTHER ASSURANCES. Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

         9.9 SEVERABILITY OF PROVISIONS. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable; in no event shall this Agreement be rendered void or unenforceable.

         9.10 EXHIBITS AND SCHEDULES. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

         9.11 CAPTIONS. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         9.12 EXPENSES. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.



AMERICAN RISK MANAGEMENT
GROUP, INC.



By:
   -----------------------------------------





-------------------------------------------        -----------------------------
          RONALD WILHEIM                                  STEVEN ROSEDALE

                                   PURCHASERS


AVEZE DEVELOPMENT, INC.                      BARGE INVESTMENTS LTD.


By:                                          By:
   --------------------------------             --------------------------------



BALCKSHAW LTD.                               E & D FOUNDERS LLC


By:                                          By:
   --------------------------------             --------------------------------


-----------------------------------          LAMTTON HOLDINGS
E. ERANI

                                             By:
                                                --------------------------------

-----------------------------------
J. KHEZREI

                                             SUPER RELIABLE
-----------------------------------          MANAGEMENT CORP
HARVE SMADJA

                                             By:
LOKE  HOLDINGS, LLC                             --------------------------------

                                             YMT, INC.


By:                                          By:
   ---------------------------------            --------------------------------



UNITED SYSTEMS LTD.                          YMSS BROWN LTD.


By:                                          By:
   ----------------------------------           --------------------------------

                                             AKIVA KLEIN


                                             -----------------------
                                             ISRAEL ORZEL

SCHEDULE 2.1 Directors and Officers of American Risk Management Group, Inc. and Certificates of Resignation

SCHEDULE 3.1
The Company's Certificate of Good Standing

SCHEDULE 3.1.1
The Company's Subsidiaries

         1. PeopleFirst LLC, an Ohio limited liability company, wholly owned by the Company.

                                SCHEDULE 3.2.(b)
                 Resolutions of the Company's Board of Directors

                                  SCHEDULE 3.3
                      Options, Warrants, Puts, Calls, etc.

         1. D.L. Cromwell (Ira Goldberg) warrants issued pursuant to $1,000,000 private placement of units consisting of stock and warrants.

                                  SCHEDULE 3.17
                            The Company's Liabilities

                                  SCHEDULE 3.20
                          The Company's Past Offerings
                                    (2 years)

         1. $1,000,000 private placement of units to D.L. Cromwell consisting of warrants and common stock.

         2. 1,250 shares of the Company's 5% Convertible Preferred Stock issued to ProFutures Special Equities Funds, L.P. on January 20, 1998.

                                  SCHEDULE 3.22
             The Company's Articles of Incorporation and Amendments

                                    EXHIBIT A
                    Form of the Company's Opinion of Counsel

                                   SCHEDULE I


                                   PURCHASERS



                                                      AGGREGATE
                NAME/ADDRESS                        NUMBER OF SHARES            PURCHASE PRICE         DATE OF PURCHASE
                                                       PURCHASED                                         CLOSING AND
                                                                                                       ISSUANCE OF NOTE
Balckshaw Ltd.                                          250,000                    $217,650                7-17-00
c/o B. Muller, Bellaria Strasse 69,
8038 Zurich, Switzerland

Israel Orzel                                            250,000                    $217,650                7-17-00
8 Underwood Road
Monsey, New York 10952

J. Kherzrei                                              50,000                    $43,505                 7-17-00
43 Hall Street
7th Floor
Brooklyn, NY

E. Erani                                                 12,500                    $10,382                 7-17-00
4 East 34th Street, 5th Floor
New York, New York 10016

E&D Founders LLC                                        375,000                    $326,475                7-17-00
1712 48th Street
Brooklyn, New York

YMT, Inc.                                                50,000                    $43,505                 7-17-00
4103 16th Avenue
Brooklyn, New York 11204

Lamtton Holdings                                        150,000                    $130,590                7-17-00
P.O. Box 35411
Jerusalem, Israel

Aveze Development, Inc.                                 300,000                    $261,180                7-17-00
c/o Krauze
140 Buirmensdorfer Straus
Zurich 8W3, Switzerland

Akiva Klein                                             200,000                    $174,120                7-17-00
c/o Film Exchange
162 Wallabout Street
Brooklyn, NY

United Systems Ltd.                                     400,000                    $348,240                7-17-00
788-790 Finchly Road
London, N.W. 117 U.K.

YMSS Brown Ltd.                                         412,750                    $359,343                7-17-00
Rechov Zecharia 3,
Jerusalem, Israel

Super Reliable Management Corp.                         240,000                    $208,944                7-17-00
620 Coney Island Avenue
Brooklyn, New York 11218

Harve Smadja                                             12,500                    $10,383                 7-17-00
261McCloud Drive
Fort Lee, NJ 07024


Loke Holdings, LLC                                     1,148,625                  $1,000,004               8-17-00
600 Third Avenue
New York, New York

Barge Investments Ltd.                                 1,148,625                  $1,000,004               9-17-00
Rechov Harebbe M'lubavitch
12 Betar Elite, Israel

TOTAL                                                  5.000,000                  $4,350,000                  -